FIRST AMENDMENT TO
RESTRICTED STOCK PURCHASE AGREEMENT

            This First Amendment to Restricted Stock Purchase Agreement (the "First Amendment") is dated as of March 15, 2003, by and between Home Solutions of America, Inc., a Delaware corporation (the "Company"), and Frank J. Fradella (the "Purchaser").

            WHEREAS, the Company and the Purchaser entered into that certain Restricted Stock Purchase Agreement dated April 2, 2002 (the "Agreement"), whereby the Purchaser was granted stock purchase rights under the Company's 2001 Stock Plan;

            WHEREAS, the Purchaser and the Company desire to amend the Agreement as set forth herein, in order to delete the Company's repurchase option on shares purchased by the Purchaser under the Agreement;

             NOW THEREFORE, the parties hereto agree as follows:

            1.              Paragraph 3 of the Agreement entitled "3.            Purchase Option." is hereby deleted in its entirety.

            2.             Except as expressly amended hereby, the Agreement remains in full force and effect.  Capitalized terms that are not defined herein shall have the same meaning assigned to them in the Agreement.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

            This First Amendment to Restricted Stock Purchase Agreement may be executed in one or more identical counterparts, including by facsimile signature, each of which shall be deemed to be an original and all of which together shall be deemed to be one instrument.

COMPANY:

HOME SOLUTIONS OF AMERICA, INC.

By: __________________________________
Name: R. Andrew White
Title: Chief Executive Officer

PURCHASER:

_____________________________________
Frank J. Fradella

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